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                                                                   EXHIBIT (10)a



                        CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm under the caption "Experts" and to the use of our report dated July 23, 1999 with respect to the consolidated financial statements of Axyn Corporation for the period ended June 30, 1999 in the Registration Statement Form 10-SB of Axyn Corporation for the registration of its common and preference stock.

                                         /s/ ERNST & YOUNG LLP

Ottawa, Canada                           ERNST & YOUNG LLP
December 14, 1999                        Chartered Accountants